                                                                    EXHIBIT 10.2

                            CONTRIBUTION AGREEMENT


                                 By and Among


                          BELCREST REALTY CORPORATION

                                      and

                        BELAIR REAL ESTATE CORPORATION

                                      and


                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

                                      and

                           PRENTISS PROPERTIES TRUST



                       Dated:  As of September 17, 1999

                            CONTRIBUTION AGREEMENT
                            ----------------------

          Contribution Agreement (this "Agreement") made as of September 17,
                                        ---------
1999 ("Agreement Date"), by and among BELCREST REALTY CORPORATION, a Delaware
       --------------
corporation, and BELAIR REAL ESTATE CORPORATION, a Delaware corporation (together, the "Contributors"), and PRENTISS PROPERTIES ACQUISITION PARTNERS,
                ------------
L.P., a Delaware limited partnership ("Operating Partnership"), and PRENTISS
                                       ---------------------
PROPERTIES TRUST, a Maryland real estate investment trust ("Company").
                                                            -------


                                 WITNESSETH:

          WHEREAS, Contributors desire to contribute to Operating Partnership cash in return for Preference Units in Operating Partnership on the terms and conditions herein set forth.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.  Definitions.  For purposes of this Agreement, the following terms
              -----------
shall have the meanings set forth below:

          "Affiliate" means with respect to any Person, any other Person
           ---------
controlled by, controlling or under common control with such Person. For purposes hereof, "control" means the power to direct the actions of a Person, regardless of whether the same shall involve an ownership interest in such Person.

          "Agreement" has the meaning set forth in the initial paragraph hereof.
           ---------

          "Agreement Date" has the meaning set forth in the initial paragraph
           --------------
hereof.

          "Agreement of Limited Partnership" means the Second Amended and
           --------------------------------
Restated Agreement of Limited Partnership of Operating Partnership, dated as of October 22, 1996, as amended from time to time.

          "Amendment" has the meaning set forth in Section 6(b)(ii).
           ---------

          "Articles Supplementary" means the Articles Supplementary of Company
           ----------------------
relating to the Preferred Shares substantially in the form attached hereto as

Exhibit B.
---------

          "Belair" means Belair Real Estate Corporation.
           ------

          "Belcrest" means Belcrest Realty Corporation.
           --------

          "Broker" has the meaning set forth in Paragraph 10.
           ------

          "Bylaws" means the Bylaws of the Company, as amended from time to
           ------
time.

          "Charter" means the Amended and Restated Declaration of Trust of the
           -------
Company, as amended and restated from time to time including, as amended by the Articles Supplementary.

          "Closing" has the meaning set forth in Paragraph 6(a).
           -------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Company" has the meaning set forth in the initial paragraph hereof.
           -------

          "Contribution Amount" means $50,000,000, such amount to be contributed
           -------------------
severally by Belair and Belcrest in the amounts of $15,000,000 and $35,000,000, respectively.

          "Contributors" has the meaning set forth in the initial paragraph
           ------------
hereof.

          "Contributors' Closing Documents" has the meaning set forth in
           -------------------------------
Paragraph 6(c).

          "ERISA" means the Employee Retirement Income Securities Act of 1974,
           -----
as amended.

          "Exchange Date" means, with respect to any Preference Unit, the date
           -------------
on which the exchange of such Preference Units for Preferred Shares shall occur in accordance with the Agreement of Limited Partnership.

          "GAAP" means generally accepted accounting principles consistently
           ----
applied as in effect as of the date of the financial statements to which such principles are applied.

          "General Partner" means Prentiss Properties I, Inc., a Delaware
           ---------------
corporation, as general partner of Operating Partnership.

          "Governing Documents" means, with respect to (i) a limited
           -------------------
partnership, such limited partnership's certificate of limited partnership and the agreement of limited partnership, and any amendments or modifications of any of the foregoing; (ii) a corporation, such corporation's articles or certificate of incorporation, by-laws and any applicable authorizing resolutions, and any amendments or modifications of any of the foregoing; (iii) a limited liability company, such limited liability company's articles or certificate of organization, by-laws and operating agreement or agreement of limited liability company, and any amendments or modifications of any of the foregoing; and (iv) a real estate investment trust, such trust's declaration of trust, by-laws and any amendments or modifications of any of the foregoing.

          "Operating Partnership" has the meaning set forth in the initial
           ---------------------
paragraph hereof.

          "Operating Partnership's Closing Documents" has the meaning set forth
           -----------------------------------------
in Paragraph 6(b).

          "Partner" has the meaning ascribed to such term in the Agreement of
           -------
Limited Partnership.

          "Person" means a natural person, partnership (whether general or
           ------
limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

          "Preference Units" means Series C Preferred Units as such term is
           ----------------
defined in the Amendment.

          "Preferred Shares" means shares of Company's 9.45% Series C Cumulative
           ----------------
Redeemable Perpetual Preferred Shares, par value $.01 per share, with the terms and provisions set forth in the Articles Supplementary.

          "PTP" means a "publicly traded partnership" within the meaning of
           ---
Section 7704 of the Code.

          "Registration Rights Agreement" has the meaning set forth in Section
           -----------------------------
6(b)(iii).

          "REIT" has the meaning set forth in Section 8(g).
           ----

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Subsidiary" means with respect to any Person, any corporation,
           ----------
partnership, limited liability company, joint venture or other entity of which a majority of (i) voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

          "US$" means United States dollars, lawful money of the United States
           ---
of America.

          2.  Contribution of Cash.  Subject to the terms and provisions of this
              --------------------
Agreement, Belair and Belcrest each hereby agrees to contribute to Operating Partnership their portion of the Contribution Amount on the date of the Closing in consideration for 600,000 and 1,400,000, respectively, Preference Units in Operating Partnership. Subject to the terms and provisions of this Agreement, Operating Partnership hereby agrees to accept the Contribution Amount and to issue to Belair and Belcrest 600,000 and 1,400,000, respectively, Preference Units in exchange therefor.

          3.  Conditions to Closing.  (a)  Conditions to Operating Partnership's
              ---------------------        -------------------------------------
and Company's Obligations.  Operating Partnership's and Company's obligations
-------------------------
under this Agreement to accept the Contribution Amount, provide Contributors with Preference Units and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Operating Partnership and Company) of the following conditions on or before the Closing:

          (i)    No Injunction.  No temporary restraining order or preliminary
                 -------------
     or permanent injunction of any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated herein shall be in effect.

          (ii)   Accuracy of Representations and Warranties.  The
                 ------------------------------------------
     representations and warranties of Contributors contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

          (iii)  Performance of Agreement.  Each Contributor shall have
                 ------------------------
     performed, in all material respects, all of its respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing, including, without limitation, delivery of the Contribution Amount.

          (iv)   Delivery of Closing Documents.  Operating Partnership and
                 -----------------------------
     Company shall have received the Contributors' Closing Documents.

          In the event that for any reason any of the conditions set forth in this Paragraph 3(a) or elsewhere in this Agreement are not satisfied or waived by Operating Partnership and Company at or prior to the Closing, at Operating Partnership's or Company's option, this Agreement shall be terminated and Operating Partnership, Company and Contributors shall be released from their obligations under this Agreement and none of Operating Partnership, Company or Contributors shall have any further liability hereunder.

          (b)    Conditions to Contributors' Obligations.  Contributors'
                 ---------------------------------------
obligations under this Agreement to deliver the Contribution Amount and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Contributors) of the following conditions on or before the Closing:

          (i)    No Injunction.  No temporary restraining order or preliminary
                 -------------
     or permanent injunction of any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated herein shall be in effect.

          (ii)   Accuracy of Representations and Warranties.  The
                 ------------------------------------------
     representations and warranties of Operating Partnership and Company contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

          (iii)  Performance of Agreement.  Operating Partnership and Company
                 ------------------------
     shall have performed, in all material respects, all of their respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

          (iv)   Delivery of Closing Documents.  Contributors shall have
                 -----------------------------
     received the Operating Partnership's Closing Documents.

          In the event that for any reason any of the conditions set forth in this Paragraph 3(b) or elsewhere in this Agreement are not satisfied or waived by Contributors at or prior to the Closing, at Contributors' option, this Agreement shall be terminated and Contributors, Operating Partnership and Company shall be released from their obligations under this Agreement and none of Contributors, Operating Partnership or Company shall have any further liability hereunder.

          4.  Covenants.  (a)  On the Exchange Date, Company shall issue
              ---------
Preferred Shares in Company in a number equal to the number of Preferred Shares into which the Preference Units are exchangeable pursuant to the terms of the Agreement of Limited Partnership. Upon consummation of such exchange in accordance with the terms of the Agreement of Limited Partnership, and issuance in accordance with the Charter, the Preferred Shares shall be validly issued, fully paid and non-assessable pursuant to the Articles Supplementary.

          (b) Operating Partnership covenants to notify holders of Preference Units promptly in the event Company or any Subsidiary of Company anticipates or realizes either that (i) the amount of Operating Partnership's assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code will equal 10% or more of Operating Partnership's total assets or (ii) there is a material increase in the amount of Operating Partnership's assets constituting "stock and securities" if immediately preceding such material increase the amount of Operating Partnership's assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code equaled 10% or more of the Operating Partnership's total assets.

          (c) Company agrees that, on and after January 1, 2000, it will notify holders of Preference Units promptly in the event that Company or any Subsidiary of Company takes the position that Operating Partnership is, or upon consummation of an identified event in the then immediate future will be, a PTP.

          (d) Through the end of 1999, Operating Partnership, (i) shall take all actions reasonably available to it under the Agreement of Limited Partnership as presently in effect to avoid treatment as a PTP, and (ii) shall at all times satisfy the private placement safe harbor of Treasury Regulation Section 1.7704-1(h) (taking into account any person treated as a partner under Treasury Regulation Section 1.7704-1(h)(3) and substituting "80" for 100.

          (e) For each taxable year, Company will promptly provide notice to the holders of the Preference Units in the event Company or any Subsidiary of Company anticipates or realizes that less than 90% of the gross income of Operating Partnership for such taxable year will or likely will constitute "qualifying income" within the meaning of Section 7704(d) of the Code.

          (f) Operating Partnership covenants that it shall deliver or cause to be delivered to holders of Preference Units the following:

          (i) as soon as available, but in no event later than ninety (90) days following the end of each fiscal year of Operating Partnership, a complete copy of Operating Partnership's audited financial statements including a balance sheet, income statement and cash flow statement for such fiscal year prepared and audited by an independent certified public accountant in accordance with GAAP;

          (ii) as soon as possible, but in no event later than forty-five (45) days following the end of each fiscal quarter of Operating Partnership, a complete copy of Operating Partnership's unaudited quarterly financial statements including a balance sheet, income statement and cash flow statement for such fiscal quarter prepared in accordance with GAAP; and

          (iii) on a quarterly basis (as soon as possible, but in no event later than forty-five (45) days following the end of each fiscal quarter of Operating Partnership and ninety (90) days following the end of each fiscal year of Operating Partnership) a statement, together with reasonable supporting information of, (1) the percentage of the Operating Partnership's gross income that is derived from sources enumerated in
     Section 856(c)(2) and (3), respectively, of the Code and (2) the percentage of the Operating Partnership's assets (by value) that are within the relevant categories of Section 856(c)(4) of the Code; provided, however, that the information requested by this Subparagraph (f)(iii) shall not be required to be delivered to a holder if that holder of the Preferred Units no longer qualifies as a, or is not a, REIT under the Code.

          (g) Provided that all other conditions to Operating Partnership's and Company's obligations set forth in this Agreement have been satisfied or properly waived, Operating Partnership covenants that it shall record Contributors as the holders of the Preference Units on its books and records and shall admit Contributors as limited partners to Operating Partnership on the date of the Closing in accordance with the Agreement of Limited Partnership.

          (h) Operating Partnership shall not issue any Preference Units to any Person other than Contributors and Company shall not issue any Preferred Shares to any Person other than a holder of Preference Units upon exchange of such Preference Units.

          (i) Operating Partnership covenants and agrees to promptly provide notice to the Contributors and any Affiliate of Contributors which holds Preference Units in the event that the Operating Partnership or the Company or any Affiliate thereof becomes aware of any fact that would cause the Operating Partnership to fail to satisfy the income and assets requirements of Section 856 of the Code if the Operating Partnership were a real estate investment trust.

          (j) Upon request of any Contributor, Operating Partnership and Company agree to deliver a certificate to each Contributor bringing down the representations and warranties made by Operating Partnership and Company in Paragraph 8(d), (e), (f), (g), and (n) and to a date requested by a Contributor to the extent, after due inquiry, Operating Partnership and Company can make such representations and warranties as of such date.

          The covenants set forth in this Paragraph 4 shall survive the Closing.

          5.  Transaction Costs.  Except as otherwise specifically set forth
              -----------------
herein, each of the parties hereto shall bear its own costs and expenses with respect to the transaction contemplated hereby.

          6.  Closing.  (a)  The closing of the transactions contemplated by
              -------
this Agreement shall be consummated on September 17, 1999 (the "Closing").
                                                                -------

          (b) At the Closing, Operating Partnership and Company shall deliver or cause to be delivered to Contributors the following documents and the following other items (the documents and other items described in this Paragraph 6(b) being collectively referred to herein as the "Operating Partnership Closing
                                              -----------------------------
Documents"):
---------

          (i) This Agreement duly executed and delivered by Operating Partnership and Company;

          (ii) The Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership ("Amendment"), substantially in the form
                                        ---------
     set forth on Exhibit A,
                  ----------
     duly executed and delivered by all persons necessary to make such amendment binding on and enforceable against all Partners in Operating Partnership;

          (iii) A copy of Company's Articles Supplementary, substantially in the form set forth on Exhibit B, certified as filed by the State Department
                           ---------
     of Assessments and Taxation of Maryland;

          (iv) A Registration Rights Agreement, substantially in the form set forth on Exhibit C, duly executed and delivered by Company;
              ---------

          (v) A Certificate of the Secretary of Company, substantially in the form set forth on Exhibit D-1 together with completed exhibits attached
                       -----------
     thereto, executed by the secretary of the Company and dated as of the date of the Closing;

          (vi) A Certificate of the Secretary of the General Partner, substantially in the form set forth on Exhibit D-2 together with completed
                                            -----------
     exhibits attached thereto, executed by the Secretary of the General Partner and dated as of the date of the Closing.

          (vii) An opinion of counsel of Company, Operating Partnership and the General Partner substantially in the form set forth on Exhibit E;
                                                            ---------

          (viii) Cross-Receipts, substantially in the form set forth on

     Exhibits F-1 and F-2;
     ------------     ---

          (ix)   Global certificates representing the Preference Units;

          (x) A certificate of the Secretary of State of the State of incorporation or formation of the Company, the Operating Partnership and the General Partner, dated not more than thirty (30) days prior to the date of the Closing as to the due incorporation or formation and good standing of the Company and the General Partner and due formation and existence of the Operating Partnership, the payment of all franchise and exise taxes by the Company, the Operating Partnership and the General Partner and listing all documents of the Company, the Operating Partnership and the General Partner on file with said authority;

          (xi) Written confirmation that the requirements set forth in Section 7 of the Articles Supplementary (Series A Cumulative Convertible Redeemable Preferred Shares), dated December 18, 1997 have been met; and

          (xii) Those closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby.

          (c) At the Closing, Contributors shall deliver to Operating Partnership and Company the following documents and the following other items (the documents and other items described in this Paragraph 6(c) being collectively referred to herein as the "Contributors' Closing Documents"):
                                        -------------------------------

          (i)    Counterparts of documents listed in Paragraph 6(b)(i), (ii),
     (iv), and (viii) duly executed and delivered by Contributors; and

          (ii) Those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby.

          7.  Representations and Warranties of Contributors.  Contributors make
              ----------------------------------------------
the following representations and warranties to Operating Partnership and Company, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the Closing:

          (a) Contributors are duly organized and validly existing under the laws of the state of their organization and have been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding obligation of Contributors, enforceable against Contributors in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

          (b) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Contributors or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which a Contributor is a party or by which it or its assets are bound, or (b) constitutes or will
constitute a breach, violation or default under any of the foregoing.    No
consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Contributors.

          (c) Contributors acknowledge that the Preference Units have not been and will not be registered or qualified under the Securities Act or any state securities laws and are offered in reliance upon an exemption from registration
under Regulation D of the Securities Act and similar state law exceptions.   The
Preference Units to be received by Contributors hereunder and any Preferred Shares acquired in exchange therefor shall be held by Contributors for investment purposes only for their own account, and not with a view to or for sale in connection with any distribution of the Preference Units or such Preferred Shares, and Contributors acknowledge that the Preference Units and Preferred Shares cannot be sold or otherwise disposed of by the holders thereof unless they are subsequently registered under the Securities Act or pursuant to an exemption therefrom; and the Preference Units may not be sold, assigned or otherwise transferred except in compliance with the Agreement of Limited Partnership. Contributors hereby acknowledge receipt of a copy of the Agreement of Limited Partnership and represent that they have reviewed the same and understands the provisions thereof which have a bearing on the representations made in this Paragraph 7(c).

          (d) Contributors have no contract, understanding, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity or any other person or entity, with respect to any or all of the Preference Units it will receive in accordance with the provisions hereof or any Preferred Shares to be acquired in exchange therefor.

          (e) Each of Contributors is an "accredited investor" within the meaning of Regulation D under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of receiving and owning the Preference Units and each of the Contributors is able to bear the economic risk of such ownership.

          (f) No part of the funds to be used by Contributors to purchase the Preference Units constitutes "plan assets", as defined in Department of Labor Regulation Section 2510.3-101 (29 C.F.R. 2510.3-101), of any "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or individual retirement account or plan which is subject to Section 4975 of the Code (collectively, a "Benefit Plan") or of any account or entity whose underlying assets constitute "plan assets" of a Benefit Plan by reason of the Benefit Plan's investment in the account or entity. Neither Contributor is an employee benefit plan subject to ERISA or Section 4975 of the Code.

          (g) In making this investment, Contributors are relying upon the advice of their own personal, legal and tax advisors with respect to the tax and other aspects of an investment in Operating Partnership.

          (h) There has been made available to Contributors and their respective advisors the opportunity to ask questions of, and receive answers from, Operating Partnership and Company concerning the terms and conditions of the investment in the Preference Units, and to obtain Company's Registration Statement filed with the Securities and Exchange Commission on Form S-11, the Agreement of Limited Partnership, and any additional information, to the extent that any of them possess such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to it, or to otherwise make an informed investment decision, and that Contributors have had an opportunity to consult with counsel and other advisers about the investment in the Preference Units, and that all material documents, records and books pertaining to such investment have, on request, been made available to Contributors and their respective advisors.

          (i) None of Contributors or any of their advisors, including Merrill Lynch & Co., is aware of or has engaged in any form of general solicitation or advertising with respect to sales of the Preference Units, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

          (j) (A)(1) None of the interest holders of Belcrest Capital Fund, LLC ("Belcrest Fund"), the owner of all of the issued and outstanding common stock of Belcrest, owns more than 9% of the outstanding interests of Belcrest Fund and
(2) no interest holder of Belcrest (other than Belcrest Fund) owns more than 9% of the outstanding interests in Belcrest and (B)(1) none of the interest holders of Belair Capital Fund, LLC ("Belair Fund"), the owner of all of the issued and outstanding common stock of Belair, owns more than 9% of the outstanding interests of Belair Fund and (2) no interest holder of Belair (other than Belair
Fund) owns more than 9% of the outstanding interests in Belair.

          (k) Contributors own no other interests in the Operating Partnership or the Company, other than the Series B Preferred Units (as such terms defined in the Agreement of Limited Partnership) and the Series C Preferred Units.

          (l) None of Contributors nor any affiliate of Contributors is a tenant of the Company, Operating Partnership or any affiliate thereof.

          (m) Each Contributor has elected or will elect to be treated as a REIT for federal income tax purposes.

          (n) Contributors agree to cooperate with the Company if the Company requests information from Contributors regarding the number of shares of the Company or interests in the Operating Partnership owned by Contributors and their affiliates in the future.

          Contributors hereby expressly permit Akin, Gump, Strauss, Hauer & Feld, L.L.P., as counsel to Company and Operating Partnership, to rely upon the representations and warranties set forth above as if such representations and warranties were made by Contributors directly to Akin, Gump, Strauss, Hauer & Feld, L.L.P.

          8.  Representations and Warranties of Operating Partnership and
              -----------------------------------------------------------
Company.  Operating Partnership and Company make the following representations
-------
and warranties to Contributors all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the Closing:

          (a) Operating Partnership is duly formed and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is required and material to the transactions contemplated hereby and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue, sell and deliver the Preference Units and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Operating Partnership have been duly authorized by all necessary and appropriate action on behalf of Operating Partnership. This Agreement is a valid and binding obligation of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

          (b) Company is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is required and material to the transactions contemplated hereby and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue and deliver, upon exchange of the Preference Units, the Preferred Shares and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Company have been duly authorized by all necessary and appropriate action on behalf of Company. This Agreement is a valid and binding obligation of Company, enforceable against Company in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditors' rights generally and the availability of any particular equitable remedy.

          (c) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Company or Operating Partnership or any of its general partners or
(ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which Company or Operating Partnership is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, registration or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Operating Partnership or Company.

          (d) Immediately following the issuance of the Preference Units pursuant to this Agreement, less than 8% of Operating Partnership's assets will consist of "stock and securities" within the meaning of Section 351(e)(1) of the Code and Operating Partnership has no plan to increase the amount of its assets constituting "stock and securities" to an amount equal to or greater than 10%.

          (e) Operating Partnership has not been and is not presently a PTP and currently has fewer than 80 partners within the meaning of Treasury Regulation
Section 1.7704-1(h)(3).

          (f) Neither Company nor any Subsidiary of Company has any present plan or intention, and neither Company nor any Subsidiary of Company has any actual knowledge of any present plan or intention of any partner in Operating Partnership, to take any action or actions that would or likely would result in Operating Partnership becoming a PTP in the foreseeable future. Neither Company nor any Subsidiary of Company has actual knowledge of facts that reasonably would cause it to expect that Operating Partnership would or likely would become a PTP in the foreseeable future.

          (g) The Company has properly elected to be taxed as a real estate investment trust ("REIT") in accordance with Sections 856 to 860 of the Code,
                   ----
currently qualifies for taxation as a REIT and has no plan or intention or knowledge of facts that likely would cause it to fail to qualify for taxation as a REIT in the foreseeable future.

          (h) The Preference Units have been duly authorized and upon contribution of the Contribution Amount to the Operating Partnership will be validly issued, fully paid and non-assessable and free and clear of all liens, claims, charges, security interests, options or other encumbrances.

          (i) The Preferred Shares issuable upon exchange of the Preference Units in accordance with the Agreement of Limited Partnership have been duly and validly reserved for issuance, and upon issuance in accordance with this Agreement, the Agreement of Limited Partnership and the Charter, shall be duly and validly issued, fully paid and non-assessable.

          (j) Neither the issuance, sale or delivery of the Preference Units nor, upon exchange, the issuance and delivery of the Preferred Shares, is subject to any consent right or preemptive right of any Partner of Operating Partnership arising under law or the Agreement of Limited Partnership or any shareholder of Company arising under applicable law or the Charter or Bylaws of Company, or to any contractual right of first refusal or other right in favor of any person. There are no agreements or understandings in effect restricting the voting rights, the distribution rights or any other rights or privileges of the holders of the Preference Units, or upon exchange, the Preferred Shares.

          (k) There is no action, suit, proceeding or investigation pending or, to Operating Partnership's and Company's knowledge, currently threatened against Operating Partnership or Company that questions the validity of this Agreement or the right of Operating

Partnership or Company to enter into this Agreement, to consummate the transactions contemplated hereby, or that would reasonably be expected to, either individually or in the aggregate, have a material adverse affect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership or Company, or result in any change in the current equity ownership of Operating Partnership or Company, nor is Company or Operating Partnership aware that there is any basis for the foregoing.

          (l) Neither Operating Partnership nor Company is in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to it or by which any of its properties or assets is bound or affected, or (ii) any note, bond, mortgage, indenture or obligation to which it is a party or by which Operating Partnership or Company or any property or asset of Company or Operating Partnership is bound or affected, except for any such conflicts, defaults or violations that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership or Company.

          (m) Operating Partnership and Company hereby consent to any pledge and release of such pledge of the Preference Units, and to any pledge and release of such pledge of any Preferred Shares into which such Preference Units are exchanged, to secure the obligations of Contributor; so long as the pledge and exercise of remedies thereunder shall be subject in all respects to the provisions of the Agreement of Limited Partnership.

          (n) The income and assets of the Operating Partnership currently are such as would permit the Operating Partnership to satisfy the income and assets requirements of Section 856 of the Code if the Operating Partnership were a real estate investment trust and (ii) the Operating Partnership has no plan, intention or expectation of having income or assets that would not permit the Operating Partnership to satisfy the income and assets of requirements of
Section 856 of the Code if the Operating Partnership were a real estate investment trust.

          Operating Partnership and Company hereby expressly permit Shearman & Sterling, as counsel to Contributors to rely upon the representations and warranties set forth in Paragraph 8 as if such representations and warranties were made by Operating Partnership and Company directly to Shearman & Sterling.

          9.  Survival of Representations and Warranties.  The representations
              ------------------------------------------
and warranties set forth in Paragraphs 7 and 8 shall survive the Closing.

          10.  Brokers.  Each party represents and warrants to the other that it
               -------
has dealt with no broker, finder or other person (collectively, "Broker") with
                                                                 ------
respect to this Agreement or the transactions contemplated hereby and that no Broker is entitled to a commission as a result of this transaction, except for Donaldson, Lufkin, Jenrette Securities Corporation. Operating

Partnership is responsible for the commission to Donaldson, Lufkin, Jenrette Securities Corporation pursuant to a separate agreement. Each of (a) Operating Partnership and Company, severally and not jointly, on the one hand, and (b) Contributors on the other hand, agree to indemnify and hold harmless the other party against any loss, liability, damage, expense or claim incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. Such indemnity obligation shall be deemed to include the payment of reasonable attorney's fees and court costs incurred in defending any such claim. The provisions of this Paragraph 10 shall survive the Closing.

          11.  Complete Agreement.  This Agreement represents the entire
               ------------------
agreement between Contributors, Operating Partnership and Company covering everything agreed upon or understood in this transaction and all other prior agreements, written or oral, including any prior subscription agreements or letters, are merged into this Agreement. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof in effect between the parties. No change or addition shall be made to this Agreement except by a written agreement executed by Contributors, Operating Partnership and Company.

          12.  Authorized Signatories.  The persons executing this Agreement for
               ----------------------
and on behalf of Contributors, Operating Partnership and Company each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

          13.  Partial Invalidity.  If any term, covenant or condition of this
               ------------------
Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

          14.  Miscellaneous.  (a)  Governing Law.  This Agreement shall be
               -------------        -------------
interpreted and enforced according to the internal laws of the State of Texas.

          (b) Headings; Sections.  All headings and sections of this Agreement
              ------------------
are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

          (c) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

          (d) No Benefit For Third Parties.  The provisions of this Agreement
              ----------------------------
are intended to be for the sole benefit of the parties hereto and their respective successors and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

          (e) Rights and Obligations.  The rights and obligations of
              ----------------------
Contributors, Operating Partnership and Company shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns in accordance with the provisions of Article IX of the Agreement of Limited Partnership.

          (f) Limitation of Liability.  The liability of Contributors hereunder
              -----------------------
shall be limited to the Contribution Amount.

          15.  Notices.  All notices and other communications required or
               -------
permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a telecopier's transmission confirmation report. Notice shall be sent and deemed given when (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the telecopier's transmission confirmation report.

          Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

          If to Contributors:    Belcrest Realty Corporation and
                                 Belair Real Estate Corporation
                                 c/o Eaton Vance Management
                                 The Eaton Vance Building
                                 255 State Street
                                 Boston, MA  02109
                                 Attention:  Mr. Alan Dynner
                                 Fax:  (617) 338-8054

          If to Operating Partnership
          or Company:            Prentiss Properties Trust
                                 3890 West Northwest Highway
                                 Suite 400
                                 Dallas, TX  75220
                                 Attention:  Mr. Thomas F. August
                                             Mr. Michael Ernst
                                 Fax:  (214) 350-2437

          16.  Press Releases.  Contributors, Operating Partnership and Company
               --------------
each agrees that it will not issue any press release, advertisement or other public communication with respect to this Agreement or transaction contemplated therein without the prior consent of the other party hereto, except to the extent such communication is required by applicable law or by the New York Stock Exchange Rules. With respect to the initial press release in connection with this Agreement or the transaction contemplated herein, Operating Partnership and Company shall deliver a copy of such proposed press release to Contributors prior to the publication thereof and shall grant Contributors an opportunity to review the same and shall make reasonable revisions to such proposed press release requested by Contributors.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first written above.

                              CONTRIBUTORS:

                              BELCREST REALTY CORPORATION

                              By:  /s/ William R. Cross
                                  ----------------------------------------
                                  Name:  William R. Cross
                                  Title: Vice President

                              BELAIR REAL ESTATE CORPORATION

                              By:  /s/ William R. Cross
                                  -----------------------------------------
                                  Name:  William R. Cross
                                  Title: Vice President


                              OPERATING PARTNERSHIP:

                              PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

                              By:  PRENTISS PROPERTIES I, INC., its general
                                    partner


                                    By: /s/ Michael A. Ernst
                                       -----------------------------------
                                         Name: Michael A. Ernst
                                         Title: Senior Vice President
                                                Chief Financial Officer

                              COMPANY:

                              PRENTISS PROPERTIES TRUST

                                    By: /s/ Michael A. Ernst
                                       -----------------------------------
                                         Name: Michael A. Ernst
                                         Title: Senior Vice President
                                                Chief Financial Officer